UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): November 10, 2022 IsoPlexis Corporation (Exact name of Registrant as specified in its charter) Delaware 001-40894 46-2179799 (State or other jurisdiction of incorporation) (Commission File No.) (IRS Employer Identification No.) 35 NE Industrial Road, Branford, CT 06405 (Address of principal executive offices and zip code) (203) 208-4111 (Registrant’s telephone number, including area code) Securities registered or to be registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol(s) Name of each exchange on which registered Common Stock, par value $0.001 per share ISO The NASDAQ Stock Market LLC Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition On November 10, 2022, Isoplexis Corporation issued a press release reporting its financial results for the quarter ended September 30, 2022. A copy of the press release is furnished herewith as Exhibit 99.1. The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. ITEM 9.01. Financial Statements and Exhibits (d) Exhibits Exhibit No. Description 99.1 Press Release of IsoPlexis Corporation, dated November 10, 2022 104 Cover Page Interactive Data File (embedded within the Inline XBRL document) 1

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. ISOPLEXIS CORPORATION Date: November 10, 2022 By: /s/ John Strahley Name: John Strahley Title: Chief Financial Officer 2